UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5348
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2007

Item 1. Report to Stockholders.

SEMI-ANNUAL REPORT

THE OSTERWEIS FUND
&
THE OSTERWEIS
STRATEGIC INCOME FUND

For the Six Months Ended
September 30, 2007

The Osterweis Fund

SEMI-ANNUAL REPORT
For the six months ended September 30, 2007

October 25, 2007

Dear Shareholder,

During the third quarter of 2007, The Osterweis Fund (the “Fund”) had a total return of -2.70%, underperforming the S&P 500 Index, which had a total return of +2.03% in the same period.  Our disappointing performance in the third quarter dragged our year-to-date and one year performance of 7.44% and 14.99%, respectively, down below that of the S&P 500 Index which rose 9.13% and 16.44% during the same periods.  The Fund’s annualized total returns for the five year, ten year and since inception (October 1, 1993) periods ending September 30, 2007, are +16.50%, +13.45% and +13.81%, respectively, compared to +15.46%, +6.57% and +10.97% in the same periods for the S&P 500 Index.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original investment.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 236-0050.  An investment should not be made solely on returns.  The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.  Performance periods shown above are greater than 30 days and do not reflect the redemption fee.  If the investment period were shorter than 30 days, performance would be lowered by the amount of the redemption fee.  The Fund’s total expense ratio was 1.52% as of March 31, 2007.

The expense ratio quoted above is not comparable to prior periods due to the implementation of a new SEC rule that requires mutual funds to include “Acquired Fund Fees and Expenses” for holdings such as other mutual funds, closed end funds and ETFs in their Total Expense Ratio.  Other than short-term positions in a money market fund, the Fund does not invest in other mutual funds.  However, one high-yielding stock in the Fund was defined as an “investment company” under this new rule and the Fund was required to include its ratio of operating expenses to average net assets (10.29%) in the expenses of the Fund.  This does not, however, reflect the expenses paid by shareholders of the Fund.  For the fiscal year ending March 31,

2007, the Fund’s actual expense ratio was 1.21%.  For the month of September, 2007, the gross expense ratio for the Fund was 1.17%.  Please feel free to contact us if you need more information regarding this rule.

Most of the major indices ended the quarter with modest gains thanks to a larger than expected cut in the Fed Funds rate by the Fed.  The stock and bond markets, however, were highly unsettled for most of the quarter before the Fed moved to lower rates.  Early in the quarter, problems in the sub-prime mortgage arena escalated from a localized problem into a full blown financial crisis that ultimately spilled over to the broader market, sending stocks plunging, and ultimately forcing the Fed to cut the Fed Funds rate by a 50 basis points.

The meltdown in credit markets materially affected the performance of our fund.  Three of our holdings were particularly exposed to the credit market dislocation and collectively accounted for most of the disappointing performance in the quarter.  We sold the worst performer of the three, RAIT Financial Trust, and elected to hold onto the other two, RH Donnelley Corp. and First American Corp.  Even though we had a very clear strategy to avoid taking on credit risk in the portfolio, we owned RAIT because they had no direct sub-prime mortgage exposure and had an unrivaled multi-decade record of making good loans.  Unfortunately, they ended up having indirect exposure to the meltdown in credit markets and suffered a severe collapse in investor confidence.  RH Donnelley Corp., a yellow pages company, also sold off sharply in the quarter when the credit markets seized up.  We have held onto the shares because we thought that a stabilization in the bond market would enable them to complete a large, highly accretive refinancing of its high coupon debt which would free the company to institute a dividend and/or begin a share repurchase in the first half of 2008.  In fact, the refinancing occurred in late September and the company has announced that they intend to commence paying a dividend in 2008.  The final culprit in our underperformance was First American Corp., a title insurance company.  Even in a depressed housing market, the company will generate a lot of free cash flow – enough, we believe, to buy back every share of the company’s outstanding stock over the next five years.  The company also has attractive cost reduction and asset restructuring opportunities that could expose hidden value.

Looking at the broader economy, the outlook is decidedly mixed.  The U.S. is now facing a national decline in house prices on a scale unprecedented since the 1930s.  As a result, we believe consumer spending will suffer.  The question is by how much.  Higher energy and food prices will also hurt the consumer.  Strong demand from emerging economies is driving up prices of these and other commodities.  Couple this with a declining dollar – the inevitable response to our large trade deficit – and the potential for inflation in the U.S. is of real concern.

Our view remains, however, that the U.S. and global economies will likely avoid a recession in the coming 12 to 24 months and inflation will not spiral out of control.  Employment trends remain healthy and should prevent consumer spending from suffering a sharp decline.  Globalization and technology should continue to offset commodity price rises by lowering the cost of manufactured goods and breaking the traditional link between wages and prices.  The slowing U.S. economy will take some demand pressure off both commodities and the labor markets.  The housing collapse will push down the cost of shelter.  In all likelihood, food costs will also moderate as farmers plant more crops in response to recent high prices.  Meanwhile, the Fed will continue to have to walk a tightrope between easing enough to stimulate economic growth and keeping a tight enough rein to check the pace of inflation.

We think stock prices in aggregate are reasonable; they are neither grossly overvalued nor palpably undervalued.  We remain focused on strong companies with little cyclical exposure and very healthy cash flows, companies that should be able to weather strong economic headwinds as well as sail through calmer seas.

Please let us know if you have any questions.

With best regards,

John S. Osterweis & Team
Portfolio Managers

This commentary contains the current opinions of the author as of the date above, which are subject to change at any time.  This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product.  Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility than large-cap companies.  The Fund may invest in foreign securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please see the Schedule of Investments on page 8 of this report for complete holdings information.

The S&P 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance.  This index does not incur expenses and is not available for investment.

Must be preceded or accompanied by a current prospectus.  Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

Free Cash Flow represents the cash that a company is able to generate after laying out the money required to maintain and expand the company’s asset base.  Free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value.

Quasar Distributors, LLC, Distributor, (11/07)

The Osterweis Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE

For the six months ending September 30, 2007, The Osterweis Fund (the “Fund”) had a total return of +2.08%, underperforming the S&P 500 Index (the “Index”), which had a total return of +8.44% for the same period.  The Fund’s underperformance can be attributed primarily to stock selection in the Financials and Consumer Discretionary sectors.

Stock selection in the Financials sector had the greatest impact, detracting 2.71% from relative performance.  Two of the Fund’s five largest detractors, RAIT Financial Trust and First American Corp., were in that sector.  Stock selection in the Consumer Discretionary sector had the second largest impact, detracting 1.48% from relative performance.  Another two of the Fund’s five largest detractors, RH Donnelley Corp. and Carrols Restaurant Group, were in that sector.

Stock selection in the Consumer Staples and Health Care sectors were the largest contributors, adding 0.62% and 0.52%, respectively, to relative performance.  One of the Fund’s five largest contributors, Charles River Laboratories, was in the Health Care sector.

The Fund’s top five contributors to performance were Chart Industries Inc., Schlumberger Ltd., Verisign Inc., Forest Oil Corp., and Charles River Laboratories.  The Fund’s five largest detractors from performance were RAIT Financial Trust, First American Corp., RH Donnelley Corp., Carrols Restaurant Group, and Omnicare Inc.

Past performance is not indicative of future results.  The relative performance attribution figures noted above were calculated based on the Fund’s equity holdings only.  Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please see page 8 of this report for complete holdings information.

The Osterweis Fund

SECTOR ALLOCATION at September 30, 2007 (Unaudited)

* Cash equivalents and other assets less liabilities.

EXPENSE EXAMPLE For the Six Months Ended September 30, 2007 (Unaudited)

As a shareholder of The Osterweis Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/07 – 9/30/07).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 30 days.  Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the

The Osterweis Fund

EXPENSE EXAMPLE For the Six Months Ended September 30, 2007 (Unaudited) (Continued)

Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6).  Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 4/1/07	Value 9/30/07	4/1/07 – 9/30/07*
Actual	$1,000	$1,021	$5.86

Hypothetical (5% annual
return before expenses)	$1,000	$1,019	$5.86

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.16% multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

The Osterweis Fund

SCHEDULE OF INVESTMENTS at September 30, 2007 (Unaudited)

Shares		Value
COMMON STOCKS: 89.0%

Beverages: 1.8%
77,400	Diageo
	Plc - ADR	$6,790,302
Biotechnology: 5.1%
236,875	Charles River
	Laboratories,
	Inc.*	13,300,531
70,275	Invitrogen Corp.*	5,743,576
		19,044,107
Capital Markets: 2.4%
591,400	Azimut
	Holding SpA[1]	9,107,673
Commercial Services & Supplies: 2.9%
204,337	Republic
	Services, Inc.	6,683,863
114,450	Waste
	Management, Inc.	4,319,343
		11,003,206
Computer Integrated Systems Design: 1.7%
602,750	Ness Technologies,
	Inc.*	6,582,030
Containers & Packaging: 3.1%
507,600	Crown
	Holdings, Inc.*	11,552,976
Electric Utilities: 2.7%
207,825	ITC Holdings
	Corp.	10,297,729
Energy Equipment & Services: 3.0%
108,200	Schlumberger Ltd.[1]	11,361,000
Food & Staples Retailing: 1.4%
87,525	Costco
	Wholesale Corp.	5,371,409
Food Products: 3.2%
26,610	Nestle SA1	11,953,644
Gas Utilities: 2.6%
313,982	Southern
	Union Co.	9,767,980
Health Care Equipment & Supplies: 2.7%
181,875	Kinetic
	Concepts, Inc.*	10,235,925
Health Care Providers & Services: 11.0%
644,270	Healthsouth Corp.	11,281,168
176,000	Manor Care, Inc.	11,334,400
287,525	Omnicare, Inc.	9,525,703
735,850	Service Corp.
	International	9,492,465
		41,633,736
Hotels, Restaurants & Leisure: 1.6%
553,150	Carrols Restaurant
	Group Inc.*	6,195,280
Insurance: 5.1%
220,900	First American
	Corp.	8,089,358
362,675	Genworth
	Financial, Inc.	11,145,003
		19,234,361
Internet Software & Services: 6.0%
439,925	VeriSign, Inc.*	14,843,069
393,875	Websense, Inc.*	7,771,154
		22,614,223
IT Services: 0.9%
74,937	VeriFone
	Holdings, Inc.*	3,321,957
Machinery: 2.7%
316,775	Chart
	Industries, Inc.*	10,187,484
Marine: 1.7%
274,775	American
	Commercial
	Lines, Inc.*	6,520,411
Media: 9.9%
119,761	Liberty Global,
	Inc. - Class A*	4,912,596
119,761	Liberty Global,
	Inc. - Series C*	4,629,960
155,757	R.H. Donnelley
	Corp.*	8,725,507
147,225	The McGraw-Hill
	Companies, Inc.	7,495,225
623,625	Time Warner, Inc.	11,449,755
		37,213,043

The accompanying notes are an integral part of these financial statements.

The Osterweis Fund

SCHEDULE OF INVESTMENTS at September 30, 2007 (Unaudited) (Continued)

Shares		Value
COMMON STOCKS: 89.0% (Continued)

Oil & Gas: 3.2%
278,800	Forest Oil Corp.*	$11,999,552
Oil, Gas & Consumable Fuels: 1.9%
278,000	Magellan Midstream
	Holdings	7,339,200
Pharmaceuticals: 5.8%
188,075	Johnson & Johnson	12,356,528
616,300	Valeant
	Pharmaceuticals
	International	9,540,324
		21,896,852
Real Estate: 3.3%
785,050	Annaly Capital
	Management, Inc.	12,505,846
Specialty Retail: 1.1%
2,401,550	Signet Group Plc[1]	4,115,104
Wireless Telecommunication Services: 2.2%
205,950	Crown Castle
	International
	Corp.	8,367,749
TOTAL COMMON STOCKS
(Cost $269,325,812)		336,212,779

Principal
Amount
CORPORATE BONDS: 5.7%

Commercial Services & Supplies: 2.3%
$8,500,000	Deluxe Corp.
	3.500%,
	10/01/2007	8,500,000
Motor Vehicle Parts And Accessories: 2.8%
10,000,000	Stoneridge, Inc.
	11.500%,
	05/01/2012	10,475,000
Textiles, Apparel & Luxury Goods: 0.6%
2,192,000	Levi Strauss & Co.
	12.25%,
	12/15/2012	2,367,866
TOTAL CORPORATE BONDS
(Cost $21,444,864)		21,342,866

Shares
SHORT-TERM INVESTMENTS: 4.9%
18,447,835	Goldman Sachs
	Financial Square -
	Prime Obligations
	Fund	18,447,835
TOTAL SHORT-TERM INVESTMENTS
(Cost $18,447,835)		18,447,835
TOTAL INVESTMENTS
IN SECURITIES: 99.6%
(Cost $309,218,511)		376,003,480
Other Assets in Excess
of Liabilities: 0.4%		1,689,512
TOTAL NET
ASSETS: 100.0%		$377,692,992

ADR  American Depository Receipt.
*	Non-income producing security.
[1]	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

The Osterweis Fund

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2007 (Unaudited)

ASSETS
Investments in securities, at value
(cost $309,218,511) (Note 2)	$376,003,480
Receivables:
Fund shares sold	835,576
Dividends and interest	1,319,508
Prepaid expenses	17,049
Total assets	378,175,613

LIABILITIES
Payables:
Fund shares redeemed	99,257
Investment advisory fees	305,444
Administration fees	32,175
Custody fees	2,403
Fund accounting fees	7,552
Transfer agent fees	16,484
Chief compliance officer fees	557
Other accrued expenses	18,749
Total liabilities	482,621

NET ASSETS	$377,692,992

Net asset value, offering and redemption price per share
($377,692,992/13,273,876, shares outstanding; unlimited
number of shares authorized without par value)	$28.45

COMPONENTS OF NET ASSETS
Paid-in capital	307,865,847
Undistributed net investment income	3,679,682
Accumulated net realized loss on investments	(639,233)
Net unrealized appreciation on investments	66,784,969
Net unrealized appreciation of foreign currency,
and translation of other assets and liabilities
in foreign currency	1,727
Net assets	$377,692,992

The accompanying notes are an integral part of these financial statements.

The Osterweis Fund

STATEMENT OF OPERATIONS For the Six Months Ended September 30, 2007 (Unaudited)

INVESTMENT INCOME
Dividends (net of $57,576 foreign withholding tax)	$3,549,907
Interest	1,121,144
Total investment income	4,671,051

EXPENSES (Note 3)
Investment advisory fees	1,814,198
Administration fees	145,713
Transfer agent fees	57,391
Fund accounting fees	32,748
Custody fees	16,676
Registration fees	14,272
Audit fees	10,050
Trustee fees	7,224
Reports to shareholders	3,874
Miscellaneous expense	3,545
Legal fees	2,653
Insurance expense	2,749
Chief compliance officer fees	1,644
Total expenses	2,112,737
Net investment income	2,558,314

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
Net realized loss on investments	(5,344,735)
Change in net unrealized appreciation on investments	8,735,400
Net realized and unrealized gain
on investments and foreign currency	3,390,665
Net increase in net assets
resulting from operations	$5,948,979

The accompanying notes are an integral part of these financial statements.

The Osterweis Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	September 30, 2007	Year Ended
	(Unaudited)	March 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$2,558,314	$3,198,102
Net realized gain (loss) on investments
and foreign currency	(5,344,735)	23,493,108
Capital gain distributions from
registered investment company	—	92,131
Change in net unrealized appreciation
on investments and foreign currency	8,735,400	9,044,804
Net increase in net assets
resulting from operations	5,948,979	35,828,145
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(2,126,724)
From net realized gain	—	(23,695,780)
Total distributions to shareholders	—	(25,822,504)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets
derived from net change
in outstanding shares (a)(b)	47,208,095	38,767,450
Total increase in net assets	53,157,074	48,773,091
NET ASSETS
Beginning of period	324,535,918	275,762,827
End of period	$377,692,992	$324,535,918
Undistributed net investment income	$3,679,682	$1,121,368

(a)	Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2007		Year Ended
	(Unaudited)		March 31, 2007
	Shares	Value	Shares	Value
Shares sold	2,421,062	$69,755,333	3,032,333	$81,587,186
Shares issued
in reinvestment
of distributions	—	—	763,810	20,393,714
Shares redeemed (b)	(791,252)	(22,547,238)	(2,354,636)	(63,213,450)
Net increase	1,629,810	$47,208,095	1,441,507	$38,767,450

(b)	Net of redemption fees of $2,520 and $169, respectively.

The accompanying notes are an integral part of these financial statements.

The Osterweis Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Six Months Ended
	September 30,
	2007		Year Ended March 31,
	(Unaudited)		2007	2006	2005	2004	2003
Net asset value,
beginning of period	$27.87		$27.03	$25.17	$23.65	$16.90	$19.81
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.18		0.30	0.19	0.20	0.17	0.19
Net realized and
unrealized gain (loss)
on investments	0.40		2.96	3.00	2.60	6.81	(3.05)
Total from investment
operations	0.58		3.26	3.19	2.80	6.98	(2.86)
LESS DISTRIBUTIONS:
From net
investment income	—		(0.20)	(0.15)	(0.34)	(0.23)	(0.05)
From net realized gain	—		(2.22)	(1.18)	(0.94)	—	—
Total distributions	—		(2.42)	(1.33)	(1.28)	(0.23)	(0.05)
Paid-in capital from
redemption fees
(Note 2)	0.00	*	0.00 *	0.00 *	0.00 *	0.00 *	0.00 *
Net asset value,
end of period	$28.45		$27.87	$27.03	$25.17	$23.65	$16.90
Total return	2.08	% ^	12.44%	12.85%	11.90%	41.39%	(14.45)%
RATIO/SUPPLEMENTAL DATA:
Net assets, end of
period (millions)	$377.7		$324.5	$275.8	$169.9	$125.3	$71.6
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.16	%+	1.21%	1.26%	1.32%	1.36%	1.41%
After fees waived and
expenses absorbed	1.16	%+	1.21%	1.26%	1.32%	1.36%	1.41%
RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.41	%+	1.10%	0.79%	0.89%	1.08%	1.23%
After fees waived and
expenses absorbed	1.41	%+	1.10%	0.79%	0.89%	1.08%	1.23%
Portfolio turnover rate	17	% ^	50%	30%	38%	58%	34%

*	Amount is less than $0.01.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

SEMI-ANNUAL REPORT
For the six months ended September 30, 2007

October 30, 2007

Dear Shareholder,

During the third quarter of 2007, The Osterweis Strategic Income Fund (the “Fund”) had a total return of -0.82%, compared to +2.85% for the Lehman Aggregate Bond Index (the “Lehman”) and +3.01% for the Merrill Lynch U.S. Corporate & Government Master Index (the “Merrill”).  Although we are not pleased with the past quarter’s results, we feel that a confluence of rapid, knee-jerk market reactions caused this underperformance.  Now that many of these movements have reversed, we feel that our strategy is once again well positioned for the future.  The Fund’s annualized total returns for the one year, five year, and since inception (August 30, 2002) periods ending September 30, 2007, are +5.64%, +8.61%, and +8.34%, respectively, compared in the same periods to +5.13%, +4.13%, and +4.39% for the Lehman and +5.12%, +4.14%, and +4.51% for the Merrill.

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.  An investment should not be made solely on the basis of returns.  The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.  Performance periods shown above are greater than 30 days and do not reflect the redemption fee.  If the investment period were shorter than 30 days, performance would be lowered by the amount of the redemption fee.  The Fund’s total expense ratio was 1.81% as of March 31, 2007.

The expense ratio quoted above is not comparable to prior periods due to the implementation of a new SEC rule that requires mutual funds to include “Acquired Fund Fees and Expenses” for holdings such as other mutual funds, closed end funds and ETFs in their Total Expense Ratio.  Other than short-term positions in a money market fund, the Fund does not invest in other mutual funds.  However, one high-yielding stock in the Fund was defined as an “investment company” under this new rule and the Fund was required to include its ratio of operating expenses to average net assets (10.29%) in the expenses of the Fund.  This does not, however, reflect the expenses paid by shareholders of the Fund.  For the fiscal year ending March 31, 2007, the Fund’s actual expense ratio was 1.41%.  For the month of September, 2007, the gross expense ratio for the Fund was 1.27%.  Please feel free to contact us if you need more information regarding this rule.

Early this summer, sub-prime delinquencies lead to weakness in many sectors of the mortgage and bond markets.  Due to some forced and hasty sell-offs, the short-term debt markets were particularly hard hit.  In order to restore some stability to the markets, the Federal Reserve stepped in and lowered the Fed Funds rate on September 18th.  As soon as the cut was made, inflation concerns immediately escalated.  We believe there is some validity to these concerns, as oil prices and world-wide demand for commodities have also risen.  With the bursting of the real estate bubble and rising prices, the probability of a recession is greater, though not certain.  Wage growth remains healthy, liquidity seems adequate and the stock market, often considered a leading indicator, continues to trend upwards.

Coming into the third quarter, we were focused on short duration and some longer-term, non-investment grade paper as a defensive measure.  During the quarter, rising sub-prime defaults lead to a meltdown in the credit markets and these sectors were unexpectedly hard hit.  The good news is that as the markets return to normal, short-dated paper will tend to accrete to par quickly or get called.  In fact, one of the first non-investment grade debt offerings, post turmoil, was done by RH Donnelley.  We held a large position in RH Donnelley bonds, which we had bought on the expectation that they would refinance this high-cost debt near year-end.  The deal went off without a hitch.  The company was able to expand the offering twice, allowing them to retire more high-cost debt than planned.  Another one of our holdings, Levi Strauss, tendered for our bonds earlier and at a higher price than we had anticipated after obtaining lower-cost bank financing in September.  We find that patience is usually rewarded in times of stress and continue to emphasize long-term results.

We thank you for your continued support and look forward to better markets in the future.

Sincerely,

Carl P. Kaufman	Gregory S. Hermanski
Portfolio Manager	Portfolio Manager

This commentary contains the current opinions of the authors as of the date above, which are subject to change at any time.  This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product.  Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

The Fund may invest in foreign securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund’s share price may be more influenced by fluctuations in an individual holding’s value than a diversified fund.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see the Schedule of Investments on page 20 of this report for complete holdings information.

The Fund’s investment performance reflects reimbursement of expenses previously waived.  Please refer to the prospectus for further details.

The Lehman Aggregate Bond Index and the Merrill Lynch U.S. Corporate & Government Master Index are unmanaged indices which are regarded as standards for measuring the U.S. bond market in general, and are provided for comparison purposes.  These indices do not incur expenses and are not available for investment.

Must be preceded or accompanied by a current prospectus.  Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

Quasar Distributors, LLC, Distributor, (11/07)

The Osterweis Strategic Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE

For the six months ended September 30, 2007, The Osterweis Strategic Income Fund (the “Fund”) had a total return of +0.37%, underperforming the Lehman Aggregate Bond Index (the “Lehman”) and the Merrill Lynch U.S. Corporate & Government Master Index (the “Merrill”), which had total returns of +2.31% and +2.51%, respectively, during the same period.  The remainder of this discussion will compare the Fund against the Merrill, as constituent data is not available for the Lehman.

The Fund’s exposure to term spread detracted 0.83% from relative performance, particularly in maturities less than three years.  The Fund held approximately 48% in maturities less than three years, while the Merrill held only 29%.  The Fund’s shorter duration detracted 0.20% from relative performance, as the yield curve declined.  The negative impact was eased, however, as shorter-term yields declined more than longer-term yields.  Over the six month period, the Fund had an average duration of 1.47 years, while the Merrill had an average duration of 5.11 years.

The Fund’s lower average quality rating also detracted from relative performance.  The Fund’s average quality (per Moody’s) was Ba3, while the Merrill’s average quality was Aa1.  This difference detracted 0.61% from relative performance, as returns on lower quality ratings lagged that of investment grade issues, on average.

On the positive side, the Fund’s higher current yield and higher yield to maturity contributed 1.42% to relative performance.  During the six month period, the Fund’s average current yield was 7.00% vs. 5.33% for the Merrill, and average yield to maturity for the same period was 7.10% vs. 5.22% for the Merrill.

The Fund’s top five contributors to performance were Magma Design Automation Inc. 2.00% 5/15/10, Deluxe Corp. 3.50% 10/1/07, Meristar Hospitality Corp. 9.50% 4/1/10, Adaptec Inc. 0.75% 12/22/23, and Amsted Industries Inc. 144A 10.25% 10/15/11.  The Fund’s largest five detractors from performance during the period were RAIT Financial Trust 144A 6.875% 4/15/27, Omnicare Capital Trust II (preferred equity), RAIT Financial Trust (common equity), Alesco Financial Inc. 144A 7.625% 5/15/27, and Securus Technologies Inc. 11.00% 9/1/11.

Past performance is not indicative of future results.  The relative performance attribution figures noted in the above paragraphs were calculated based on the Fund’s fixed income holdings and cash.  Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please see page 20 of this report for complete holdings information.

The Osterweis Strategic Income Fund

PORTFOLIO ALLOCATION at September 30, 2007 (Unaudited)

* Cash equivalents and other assets less liabilities.

EXPENSE EXAMPLE For the Six Months Ended September 30, 2007 (Unaudited)

As a shareholder of The Osterweis Strategic Income Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees and (2) ongoing costs, including investment advisory fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/07 – 9/30/07).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 30 days.  Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the

The Osterweis Strategic Income Fund

EXPENSE EXAMPLE For the Six Months Ended September 30, 2007 (Unaudited) (Continued)

Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6).  Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 4/1/07	Value 9/30/07	4/1/07 – 9/30/07*
Actual	$1,000	$1,004	$6.36
Hypothetical (5% annual
return before expenses)	$1,000	$1,019	$6.41

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.27% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

The Osterweis Strategic Income Fund

SCHEDULE OF INVESTMENTS at September 30, 2007 (Unaudited)

Principal
Amount		Value
BONDS: 86.5%

CONVERTIBLE BONDS: 23.5%

Airlines: 4.3%
	Jetblue Airways
	Corp., 3.500%,
$6,750,000	07/15/2033	$6,572,812
Biotechnology: 3.2%
	QLT, Inc., 3.000%,
5,025,000	09/15/2023	4,811,438
Chemicals & Allied Products: 0.1%
	Inhale Therapeutic
	Systems, Inc.,
	3.500%,
200,000	10/17/2007	198,500
Communications & Equipment: 3.3%
	LIN TV Corp.,
	2.500%,
3,500,000	05/15/2033	3,421,250
	Nortel Networks
	Corp., 4.250%,
1,501,000	09/01/2008	1,480,361
		4,901,611
Computers & Peripherals: 2.0%
	Adaptec, Inc.,
	0.750%,
3,225,000	12/22/2023	3,015,375
Energy Equipment & Services: 0.9%
	Hanover Compressor
	Co., 4.750%,
1,430,000	03/15/2008	1,419,275
Internet & Catalog Retail: 1.3%
	Collegiate Pacific,
	Inc., 5.750%,
2,000,000	12/01/2009	1,942,500
Machinery: 1.2%
	Wabash National
	Corp., 3.250%,
1,912,000	08/01/2008	1,842,690
Media: 0.5%
	Sinclair Broadcast
	Group, Inc.,
	6.000%,
800,000	09/15/2012	748,000
Real Estate Investment Trusts: 4.1%
	Meristar Hospitality
	Operating
	Partnerships,
	9.500%,
5,995,000	04/01/2010	6,153,868
Semiconductor & Semiconductor Equipment: 0.6%
	Credence Systems
	Corp., 1.500%,
1,000,000	05/15/2008	960,000
Software: 2.0%
	Mentor Graphics
	Corp., 7.010%,
3,000,000	08/06/2023[2]	3,077,700
TOTAL CONVERTIBLE BONDS
(Cost $32,093,536)		35,643,769

CORPORATE BONDS: 63.0%

Aerospace & Defense: 0.4%
	Sequa Corp.,
	9.000%,
700,000	08/01/2009	731,500
Auto Components: 1.0%
	J.B. Poindexter,
	Inc., 8.750%,
1,750,000	03/15/2014	1,583,750
Banks: 1.2%
	Emigrant Capital
	Trust, 7.416%,
	04/14/2034
	(Cost $1,741,250;
	Acquired
1,750,000	08/12/2004)[1,2]	1,746,953
Chemicals & Allied Products: 3.3%
	Nova Chemicals
	Corp., 7.400%,
5,000,000	04/01/2009	5,050,000

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

SCHEDULE OF INVESTMENTS at September 30, 2007 (Unaudited) (Continued)

Principal
Amount		Value
CORPORATE BONDS: 63.0% (Continued)

Commercial Services & Supplies: 3.9%
	Deluxe Corp.,
	3.500%,
$5,925,000	10/01/2007	$5,925,000
Containers & Packaging: 4.6%
	Owens-Illinois,
	Inc., 7.350%,
6,850,000	05/15/2008	6,909,938
Electric Utilities: 1.0%
	Commonwealth
	Edison Co., 3.700%,
1,500,000	02/01/2008	1,490,003
Electrical Equipment: 2.7%
	Coleman Cable,
	Inc., 9.875%,
2,075,000	10/01/2012	2,028,312
	Coleman Cable,
	Inc., 9.875%,
	10/01/2012
	(Acquired
	03/27/2007,
2,000,000	Cost $2,053,377)[1]	1,955,000
		3,983,312
Forest Products & Paper: 0.6%
	The Newark Group,
	Inc., 9.750%,
965,000	03/15/2014	931,225
Glass Containers: 0.1%
	Owens-Brockway,
	8.875%,
186,000	02/15/2009	189,720
Health Care Equipment & Supplies: 0.3%
	Bausch & Lomb,
	Inc., 5.900%,
500,000	08/01/2008	501,917
Health Care Providers & Services: 1.4%
	Healthsouth Corp.,
	8.500%,
1,285,000	02/01/2008[3]	1,296,068
	10.750%,
900,000	10/01/2008[3]	903,087
		2,199,155
Hotels, Restaurants & Leisure: 4.2%
	Beverages & More,
	Inc., 9.250%,
	03/01/2012
	(Acquired
	02/16/2007,
2,250,000	Cost $2,288,366)[1]	2,289,375
	Real Mex Restaurants,
	Inc., 10.000%,
2,490,000	04/01/2010	2,490,000
	The Restaurant
	Co., 10.000%,
1,750,000	10/01/2013	1,561,875
		6,341,250
Household Durables: 5.7%
	Champion
	Enterprises, Inc.,
4,750,000	7.625%, 05/15/2009	4,643,125
	KB Home, 8.625%,
4,000,000	12/15/2008	4,005,000
		8,648,125
Insurance: 2.6%
	Presidential Life
	Corp., 7.875%,
3,865,000	02/15/2009	3,884,325
Medical Equipment Rental & Leasing: 1.5%
	Universal Hospital
	Services, Inc.,
	10.125%,
2,200,000	11/01/2011	2,322,459

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

SCHEDULE OF INVESTMENTS at September 30, 2007 (Unaudited) (Continued)

Principal
Amount	Value
CORPORATE BONDS: 63.0% (Continued)

Miscellaneous Publishing: 3.0%
Dex Media East LLC,
9.875%,
$2,000,000	11/15/2009	$2,055,000
12.125%,
2,365,000	11/15/2012	2,530,550
4,585,550
Motor Vehicle Parts & Accessories: 4.7%
Stoneridge, Inc.,
11.500%,
6,860,000	05/01/2012	7,185,850
Natural Gas Transmission & Distribution: 1.0%
SEMCO Energy,
Inc., 7.125%,
1,455,000	05/15/2008	1,466,189
Non-Depository Credit Institutions: 0.7%
Case Credit Corp.,
6.750%,
1,000,000	10/21/2007	1,001,250
Oil, Gas & Consumable Fuels: 2.2%
Forest Oil Corp.,
8.000%,
3,250,000	06/15/2008	3,298,750
Primary Metal Industries: 0.7%
Blaze Recycling &
Metals LLC,
10.875%,
07/15/2012
(Acquired
06/22/2007,
1,000,000	Cost $1,023,837)[1]	1,005,000
Retail: 2.5%
Harry & David
Operations,
10.621%,
3,875,000	03/01/2012[2]	3,739,375
Semiconductor & Semiconductor Equipment: 2.2%
Conexant Systems,
Inc., 9.308%,
3,250,000	11/15/2010[2]	3,266,250
Software: 1.2%
Pegasus Gaming
Corp., 10.500%,
04/15/2015
(Acquired
04/05/2007
through 9/21/07,
Cost
2,000,000	$1,900,149)[1]	1,810,000
Steel Foundries: 3.2%
Amsted Industries,
Inc., 10.250%,
10/15/2011
(Acquired
12/07/2006 through
03/05/2007,
4,655,000	Cost $4,956,051)[1]	4,911,025
Telecommunication: 1.1%
Securus
Technologies,
Inc., 11.000%,
2,000,000	09/01/2011	1,730,000
Textiles, Apparel & Luxury Goods: 6.0%
Levi Strauss & Co.,
12.25%,
5,000,000	12/15/2012	5,401,155
Unifi, Inc., 11.500%,
4,100,000	05/15/2014	3,751,500
9,152,655
TOTAL CORPORATE BONDS
(Cost $100,561,991)	95,590,526
TOTAL BONDS
(Cost $132,655,527)	131,234,295
U.S. TREASURY OBLIGATIONS: 3.3%
United States
Treasury Note,
4.750%,
5,000,000	08/15/2017	5,068,755
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $5,060,418)	5,068,755

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

SCHEDULE OF INVESTMENTS at September 30, 2007 (Unaudited) (Continued)

Shares	Value
PREFERRED STOCKS: 1.6%

Pharmaceuticals:
53,000	Omnicare, Inc.	$2,451,250
TOTAL PREFERRED STOCKS
(Cost $2,743,329)	2,451,250

SHORT-TERM INVESTMENTS: 6.6%
$9,961,449	Goldman Sachs
Financial Square -
Prime Obligations
Fund	9,961,449
TOTAL SHORT-TERM INVESTMENTS
(Cost $9,961,449)	9,961,449
TOTAL INVESTMENTS : 98.0%
(Cost $150,420,723)	148,715,749
Other Assets in Excess
of Liabilities: 2.0%	3,095,014
TOTAL NET
ASSETS: 100.0%	$151,810,763

[1]
Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers.  At September 30, 2007, the value of these securities amounted to $13,717,353 or 9.04% of net assets.

[2]	Variable rate security; rate shown is the rate in effect on September 30, 2007.
[3]	Securities are fair valued under the supervision of the Board of Trustees (See Note 2.)

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2007 (Unaudited)

ASSETS
Investments in securities, at value
(cost $150,420,723) (Note 2)	$148,715,749
Receivables:
Fund shares sold	276,745
Dividends and interest	3,400,992
Prepaid expenses	21,575
Total assets	152,415,061

LIABILITIES
Payables:
Fund shares redeemed	228,568
Distributions to shareholders	88,935
Due to custodian	118,139
Investment advisory fees	123,131
Administration fees	15,159
Fund accounting fees	6,468
Transfer agent fees	6,934
Chief compliance officer fees	555
Other accrued expenses	16,409
Total liabilities	604,298

NET ASSETS	$151,810,763

Net asset value, offering and redemption price per share
($151,810,763/13,831,606, shares outstanding; unlimited
number of shares authorized without par value)	$10.98

COMPONENTS OF NET ASSETS
Paid-in capital	$153,026,982
Undistributed net investment income	71,187
Accumulated net realized gain on investments	417,568
Net unrealized depreciation on investments	(1,704,974)
Net assets	$151,810,763

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

STATEMENT OF OPERATIONS For the Six Months Ended September 30, 2007 (Unaudited)

INVESTMENT INCOME
Dividends	$176,338
Interest	4,625,692
Total investment income	4,802,030

EXPENSES (Note 3)
Investment advisory fees	692,089
Administration fees	86,562
Transfer agent fees	31,990
Fund accounting fees	24,242
Registration fees	13,844
Audit fees	9,334
Custody fees	7,666
Trustee fees	4,999
Legal fees	2,856
Reports to shareholders	2,550
Miscellaneous expense	1,881
Chief compliance officer fees	1,642
Insurance expense	1,351
Total expenses	881,006
Net investment income	3,921,024

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments	(542,725)
Change in net unrealized depreciation on investments	(3,244,330)
Net realized and unrealized loss on investments	(3,787,055)
Net increase in net assets
resulting from operations	$133,969

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	September 30, 2007	Year Ended
	(Unaudited)	March 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$3,921,024	$4,078,752
Net realized gain (loss) on investments	(542,725)	1,055,550
Capital gain distributions from
registered investment company	—	29,825
Change in net unrealized appreciation
(depreciation) on investments	(3,244,330)	1,440,804
Net increase in net assets
resulting from operations	133,969	6,604,931
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(3,905,440)	(4,085,012)
From net realized gain	—	(163,461)
Total distributions to shareholders	(3,905,440)	(4,248,473)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets
derived from net change
in outstanding shares (a)(b)	35,790,090	63,614,623
Total increase in net assets	32,018,619	65,971,081
NET ASSETS
Beginning of period	119,792,144	53,821,063
End of period	$151,810,763	$119,792,144
Undistributed net investment income	$71,187	$55,603

(a)	Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2007		Year Ended
	(Unaudited)		March 31, 2007
	Shares	Value	Shares	Value
Shares sold	5,068,976	$57,081,496	5,793,063	$64,597,398
Shares issued
in reinvestment
of distributions	329,507	3,653,457	368,112	4,077,224
Shares redeemed (b)	(2,225,115)	(24,944,863)	(454,913)	(5,059,999)
Net increase (decrease)	3,173,368	$35,790,090	5,706,262	$63,614,623

(b)	Net of redemption fees of $574 and $510, respectively.

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Six Months
	Ended
	September 30,						Period Ended
	2007		Year Ended March 31,				March 31,
	(Unaudited)		2007	2006	2005	2004	2003*
Net asset value,
beginning of period	$11.24		$10.87	$11.07	$11.30	$10.43	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.30		0.56	0.63	0.51	0.59	0.26
Net realized and
unrealized gain (loss)
on investments	(0.26)		0.39	0.04	(0.05)	1.05	0.43
Total from
investment operations	0.04		0.95	0.67	0.46	1.64	0.69
LESS DISTRIBUTIONS:
From net
investment income	(0.30)		(0.56)	(0.74)	(0.51)	(0.59)	(0.26)
From net realized gain	—		(0.02)	(0.13)	(0.18)	(0.18)	—
Total distributions	(0.30)		(0.58)	(0.87)	(0.69)	(0.77)	(0.26)
Paid-in capital from
redemption fees
(Note 2)	0.00	**	0.00 **	0.00 **	0.00 **	—	0.00	**
Net asset value,
end of period	$10.98		$11.24	$10.87	$11.07	$11.30	$10.43
Total return	0.37	%^	8.95%	6.29%	4.11%	16.16%	6.95	%^
RATIO/SUPPLEMENTAL DATA:
Net assets, end of
period (millions)	$151.8		$119.8	$53.8	$61.6	$44.3	$13.0
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived
and expenses absorbed	1.27	%+	1.41%	1.47%	1.48%	1.60%	2.92	%+
After fees absorbed
or recouped	1.27	%+	1.46%	1.50%	1.50%	1.50%	1.50	%+
RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	5.65	%+	5.54%	5.51%	4.69%	5.58%	4.51	%+
After fees absorbed
or recouped	5.65	%+	5.49%	5.48%	4.67%	5.68%	5.93	%+
Portfolio turnover rate	32	%^	100%	87%	77%	75%	61	%^

*	Fund commenced operations on August 30, 2002.
**	Amount is less than $0.01.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2007 (Unaudited)

NOTE 1 - ORGANIZATION

The Osterweis Fund and The Osterweis Strategic Income Fund (the “Funds”) are diversified and non-diversified series, respectively, of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The Osterweis Fund and The Osterweis Strategic Income Fund commenced operations on October 1, 1993 and August 30, 2002, respectively.

The investment objective of The Osterweis Fund is to attain long-term total returns by investing primarily in equity securities.  The investment objective of The Osterweis Strategic Income Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”),  and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2007 (Unaudited) (Continued)

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2007, the Osterweis Strategic Income Fund held fair valued securities with a market value of $2,199,155 or 1.4% of total net assets of the Fund.

Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

B.
Foreign Currency.  Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading.  The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.  The Funds include foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency.  The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized and unrealized gain (loss) on investments and foreign currency.

C.
Federal Income Taxes. Each Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2007 (Unaudited) (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and at least 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a high cost basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for The Osterweis Fund normally are declared and paid on an annual basis.  Distributions to shareholders from net investment income for The Osterweis Strategic Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.  The offering and redemption price per

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NOTES TO FINANCIAL STATEMENTS September 30, 2007 (Unaudited) (Continued)

share for each Fund is equal to each Fund’s net asset value per share.  The Funds charge a 2.00% redemption fee on shares held less than 30 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  Both Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

I.
New Accounting Pronouncements. Effective September 28, 2007, the Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”.  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax positions not deemed to meet the “more likely than not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities.  Major jurisdictions for the Funds include Federal and the state of Massachusetts.  As of September 28, 2007, open Federal and Massachusetts tax years include the tax years ended March 31, 2004 through 2007.  The Funds have no examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Funds’ financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end March 31, 2007.  The Funds is also not aware of

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NOTES TO FINANCIAL STATEMENTS September 30, 2007 (Unaudited) (Continued)

any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Funds believe adoption of SFAS 157 will have no material impact on its financial statements.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (the “Advisers”) provide the Osterweis Fund and Osterweis Strategic Income Fund, respectively, with investment management services under separate Investment Advisory Agreements (the “Agreements”).  Under the Agreements, the Advisers furnish all investment advice, office space, certain administrative services, and most of the personnel needed by the Funds.  As compensation for their services, the Advisers are entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of each Fund.  For the six months ended September 30, 2007, The Osterweis Fund and The Osterweis Strategic Income Fund incurred $1,814,198 and $692,089, respectively, in advisory fees.

The Adviser has contractually agreed to limit The Osterweis Strategic Income Fund’s expenses by reducing all or a portion of its fees and reimbursing the Fund’s expenses so that its annual ratio of expenses to average net assets will not exceed 1.50%.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  The Adviser is permitted to seek reimbursement from The Osterweis Strategic Income Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds.  USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and

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NOTES TO FINANCIAL STATEMENTS September 30, 2007 (Unaudited) (Continued)

accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  For its services, the Administrator receives a monthly fee at the following annual rate:

First $50 million	0.15% of average daily net assets
Next $50 million	0.12% of average daily net assets
Next $50 million	0.10% of average daily net assets
Over $150 million	0.05% of average daily net assets
$30,000 minimum

For the six months ended September 30, 2007, The Osterweis Fund and The Osterweis Strategic Income Fund incurred administration fees of $145,713 and $86,562, respectively.  The officers of the Trust are employees of the Administrator.  The Chief Compliance Officer is also an employee of the Administrator.  For the six months ended September 30, 2007, The Osterweis Fund and The Osterweis Strategic Income Fund were allocated $1,644 and $1,642, respectively, of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares.  U.S. Bank, N.A. serves as the Funds’ custodian (the “Custodian”).  Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

Investment transactions for the six months ended September 30, 2007 were as follows:

	Securities other than
	U.S. Government and		U.S. Government
	Short-term Investments		Securities
	Purchases	Sales	Purchases	Sales
The Osterweis Fund	$123,442,509	$57,110,058	$—	$—
The Osterweis Strategic
Income Fund	$62,617,132	$42,339,771	$5,060,938	$—

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2007 (Unaudited) (Continued)

The cost basis of investments for federal income tax purposes at September 30, 2007 was as follows:

		The
	The Osterweis	Osterweis Strategic
	Fund	Income Fund
Cost of investments	$309,218,511	$150,499,808
Gross tax unrealized appreciation	81,518,218	462,338
Gross tax unrealized depreciation	(14,733,249)	(2,246,397)
Net tax unrealized appreciation	$66,784,969	$(1,784,059)

Because tax adjustments are calculated annually, the above table reflects the tax adjustments outstanding at the Fund’s previous fiscal year end.

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended September 30, 2007 (estimated) and the fiscal year ended March 31, 2007 for the Funds were as follows:

	September 30,	March 31,
	2007	2007
The Osterweis Fund
Distributions paid from:
Ordinary income	$—	$3,575,106
Long-term capital gain	$—	$22,247,398

	September 30,	March 31,
	2007	2007
The Osterweis Strategic Income Fund
Distributions paid from:
Ordinary income	$3,905,440	$4,174,158
Long-term capital gain	$—	$74,315

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2007 (Unaudited) (Continued)

As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

		The
	The Osterweis	Osterweis Strategic
	Fund	Income Fund
Net tax unrealized appreciation	$58,051,296	$1,460,271
Undistributed ordinary income	1,579,081	823,122
Undistributed long-term capital gain	4,251,886	271,859
Total distributable earnings	5,830,967	1,094,981
Other accumulated gains/(losses)	(4,097)	—
Total accumulated earnings	$63,878,166	$2,555,252

The tax difference between book basis and tax basis unrealized appreciation is attributable primarily to the timing differences on contingent preferred debt instruments.

As of March 31, 2007, The Osterweis Fund had a post-October currency loss deferral of $4,097 which will be recognized in the following year.

The Osterweis Funds

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 236-0050 or by accessing the Funds’ website at www.osterweis.com or the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the twelve months ending June 30 is available by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at (866) 236-0050.  Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Funds’ schedule of portfolio holdings are posted on their website at www.osterweis.com within ten business days after calendar quarter end.

The Osterweis Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting held on August 13 and 14, 2007, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreements for each of the Osterweis Fund and the Osterweis Strategic Income Fund (the “Funds”) with Osterweis Capital Management, Inc. (the “Advisor”) for another annual term.  At this meeting and at a prior meeting held on July 18 and 19, 2007, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreements.  In addition, the Board engaged an independent third party consulting firm to review the appropriateness of the peer group categories selected for comparison purposes.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreements.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
The Funds’ historical year-to-date performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term

The Osterweis Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

and long-term performance of the Funds on both an absolute basis, and in comparison to their peer funds as classified by Lipper.

For the Osterweis Fund, the Board noted that the Fund’s year-to-date, one-year, three-year, five-year and ten-year performance were all above the median of its peer group.  The Board particularly noted the Fund’s first quartile performance ranking for the year-to-date, five-year and ten-year periods as well as its good relative performance for the one and three-year periods.  The Board also noted that the Fund outperformed all of its peer funds for the five-year and ten-year periods.  The Board concluded that the Advisor’s performance was highly satisfactory under current market conditions.  The Board also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics.  The Board concluded that it was satisfied with the Fund’s overall performance record.

For the Osterweis Strategic Income Fund, the Board noted that the Fund’s year-to-date, six-month, nine-month, and one-year performance were above the median of its peer group and its three-year performance was slightly below the median of its peer group.  The Trustees concluded that the Advisor’s performance was satisfactory under current market conditions.  The Board also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics.  The Board concluded that it was satisfied with the Fund’s overall performance record.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreements.  In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to their peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

For the Osterweis Fund, the Board noted that the Fund’s annual expense ratio was marginally above its peer group and in the third quartile.  Furthermore, the Board noted that while the Fund’s advisory fee was above its peer group median, it is below the fee the Advisor charged its separately managed accounts at lower asset levels and above the fee for separately managed accounts at higher asset levels, notwithstanding the fact that the services and investment strategies applicable to those accounts were not identical to those of the Fund.  The Board also noted that the Fund’s

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APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

expenses appeared to be within the range of the Advisor’s other accounts at certain asset levels.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

For the Osterweis Strategic Income Fund, the Board noted that the Advisor had agreed to waive its fees or reimburse the Fund for certain of its expenses to the extent necessary to maintain an annual expense ratio for the Fund of 1.50%.  The Board noted, however, that given the growth of the Fund since its inception and the corresponding reduction in its expense ratio to 1.41%, this fee waiver and expense reimbursement was not currently applicable.  The Board noted that, while the Fund’s advisory fee (both on a contractual and a net basis after fee waivers or reimbursements) and total expense ratio is still above its peer group median, the expense ratio has come down over time and appeared to be generally in line with the fees charged by the Advisor to its other investment management clients and was not excessive, notwithstanding the fact that the services and investment strategies applicable to those accounts were not identical to those of the Fund.  In addition, the Board noted that a factor in the expense ratio was the recoupment by the Advisor of amounts that the Advisor had previously paid (either in the form of fee waivers or fund subsidies), and that – given the continuity in the shareholder base – such recoupment was fair and did not unfairly increase the Fund’s total expenses.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

4.
Economies of Scale.  The Board also considered that economies of scale would be expected to be realized as the assets of the Funds grow.  The Board noted that both Funds’ total expense ratios have already declined significantly since each Fund’s inception due to growth of assets.  The Board concluded that they would continue to examine this issue to ensure that economies of scales are being shared with the Funds as asset levels increase.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, particularly benefits received in exchange for “soft dollars”.  After such review, the Board determined that the profitability

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APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

to the Advisor with respect to the Advisory Agreements was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.  The Funds do not generate any 12b-1 fees.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Funds and their shareholders.

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Advisers
OSTERWEIS CAPITAL MANAGEMENT, INC.
OSTERWEIS CAPITAL MANAGEMENT, LLC
One Maritime Plaza, Suite 800
San Francisco, CA  94111

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(866) 236-0050

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
55 Second Street, 24th Floor
San Francisco, CA  94105-3441

Symbol
The Osterweis Fund – OSTFX
The Osterweis Strategic Income Fund – OSTIX
CUSIP
The Osterweis Fund – 742935406
The Osterweis Strategic Income Fund – 742935489

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)  /s/Robert M. Slotky
Robert M. Slotky, President

Date  December 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/Robert M. Slotky
Robert M. Slotky, President

Date  December 5, 2007

By (Signature and Title)  /s/Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date  December 7, 2007

* Print the name and title of each signing officer under his or her signature.